SPECIAL EQUITIES FUND

Invests Aggressively
for Maximum Capital Appreciation

Annual Report
December 31, 1998

11 Hanover Square, New York, NY 10005
1-888-503-FUND for Investment Information
1-888-503-VOICE for Shareholder Services

www.mutualfunds.net

                                                               February 10, 1999

Fellow Shareholders:

            It is a pleasure to welcome our shareholders who have opened a new account during the year, in many cases taking advantage of our Investor Service Center No-Fee Traditional, Roth and Education IRA.

                               Review and Outlook

            Concerns about a recession and a pick-up of inflation in the U.S. are proving to be unfounded, as new Government and private organizations' economic reports provide strong evidence that despite slowing in some areas, the economy is still growing, and that inflation is clearly under control.

            On the economic front, the nation's gross domestic product - the total of goods and services produced - grew at a surprising 5.6% rate in the fourth quarter of 1998, the fastest pace in two years according to the Commerce Department. Tying in with this strong performance is the report by the Labor Department of a gain of 245,000 jobs in January, twice the amount forecast and leaving the unemployment rate at just 4.3%, the lowest in 28 years. In addition, manufacturing showed signs of strength in January as production and new orders rose sharply according to the National Association of Purchasing Management, as did construction spending, registering its seventh straight monthly increase in December.

            Adding to the flood of good news was the Conference Board's report that new home sales surged 10.4% in 1998, and housing starts, in a release from the Commerce Department, rose 3.5% in December, bringing the total for the year to the highest level since 1987. In each case, this has triggered broad current and future strength in home furnishing purchases as well. The Conference Board also reported that their index of leading economic indicators, which is intended to project the economy's performance six months out, rose 0.3% in December.

            With respect to inflation, the Labor Department has reported that inflation, as measured by the Consumer Price Index, skidded to an 0.8% rate in the fourth quarter of 1998, the lowest in 40 years.

            It is little wonder then, with employment strong - about a quarter of a million jobs on average have been added in each of the last 12 months - the nation's gains are being fueled by consumer spending, which climbed a hefty 4.4% in the fourth quarter. And suggesting this is likely to continue is the latest reading of the well regarded University of Michigan consumer sentiment index, which rose to 101 in early January from 100.5 in late December.

            Our strategy in 1998 was to attempt to identify fast growing companies with reasonable valuations, and to hold their equity securities for capital appreciation. If a company does meet our growth criteria, however, it must also have a reasonable valuation in terms of price/earnings, price/sales, price/cash flow, and similar ratios. The Fund also employed leverage, Futures, and sold securities short during the year. The Russell 2000, an unmanaged, fully invested small company index showed a negative 2.5% return for 1998. Reflecting this result, the Fund's total return for the year was a negative 5.21%. The Fund had a strong finish to the year with a total return of +12.75% for the fourth quarter, which we will be seeking to build on in 1999.

                      A Convenient Way to Grow Your Account

            With the strong economic background described above, and a relative improvement in the performance of smaller capitalization growth and value stocks in evidence in the new year, we believe this is an attractive time to add to your investment.

            In terms of seeking to achieve your long range financial goals, we especially favor building your account on a regular basis, which can be done safely, automatically, and conveniently through the Investor Service Center Bank Transfer Plan, the Investor Service Center Salary Investing Plan, and/or the Investor Service Center Government Direct Deposit Plan. For information on any of these free services simply give us a call and we will help you get started.

            If you have any questions or would like information on any of the Investor Service Center Funds, the Investor Service Center No-Fee Traditional, Roth or Education IRA, we would be very pleased to hear from you. Just call 1-888-503-FUND (3863), and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

                                   Sincerely,


          Robert D. Anderson                      Thomas B. Winmill
          Vice Chairman                           President

                    BULL & BEAR SPECIAL EQUITIES FUND, INC.
             Schedule of Portfolio Investments - December 31, 1998

Shares                                                              Market Value
        COMMON STOCKS (95.7%)
        Air-Conditioning & Warm Air Heating Equipment
          & Commercial & Industrial Refrigerator Equipment (1.3%)
59,700  International Comfort Products Corp.*                        $  477,600

        Air Courier Services (2.3%)
23,800  Airborne Freight Corp.                                          858,287

        Aircraft Engines & Engine Parts (.9%)
3,010   United Technologies Corp.                                       327,338

        Arrangement of Transportation of Freight & Cargo (1.3%)
12,000  Expeditors International of Washington, Inc.                    504,000

        Carpets and Rugs (.8%)
32,000  Interface, Inc.                                                 297,000

        Commercial Banks (1.3%)
9,800   Royal Bank of Canada                                            488,775

        Commercial Printing (.9%)
15,380  Quebecor Printing Inc.                                          333,554

        Construction Machinery & Equipment (1.7%)
14,000  Manitowoc Company, Inc.                                         621,250

        Converted Paper and Paperboard Products (1.5%)
47,700  Mail-Well, Inc.*                                                545,569

        Cutlery, Handtools & General Hardware (.5%)
5,340   L.S. Starrett Co. Class A                                       183,229

        Drawing and Insulating Nonferrous Wire (1.8%)
20,000  AFC Cable Systems, Inc.*                                        672,500

        Electric & Other Services Combined (.9%)
12,970  Northwestern Corp.                                              342,894

        Electric Lighting & Wiring Equipment (2.3%)
20,000  Genlyte Group Inc.*.                                            375,000
21,060  LSI Industries, Inc.                                            472,534
                                                                        847,534
        Fabricated Plate Work (.9%)
45,225  Chart Industries, Inc.                                          344,841

        Gaskets, Packaging & Sealing Devices & Rubber
          & Plastic Hoses (1.5%)
25,000  Wynn's International, Inc.                                      553,125

        General Industrial Machinery & Equipment (1.9%)
28,000  Gardner Denver Inc.*                                            413,000
6,480   Ingersoll-Rand Co.                                              304,155
                                                                        717,155
        Household Furniture (.1%)
2,200   Chromcraft Revington, Inc.*                                      36,437

        Industrial Trucks, Tractors, Trailers & Stackers (1.1%)
4,400   NACCO Industries, Inc. Class A                                  404,800

        Life Insurance (2.6%)
5,490   AXA ADR                                                         396,653
11,220  Delphi Financial Group, Inc. Class A*                           588,349
                                                                        985,002
        Men's & Boys' Furnishings, Work Clothing
          & Allied Garments (3.2%)
39,440  Quiksilver Inc.*                                              1,183,200

        Millwood, Veneer, Plywood & Structural Wood Members (1.6%)
17,090  American Woodmark Corp.                                         585,332

        Miscellaneous Electrical Machinery, Equipment
          & Supplies (.6%)
7,740   C&D Technologies, Inc.                                          212,850

        Miscellaneous Manufacturing Industries (2.3%)
20,000  CTS Corp.                                                       870,000

        Miscellaneous Plastic Products (.8%)
18,180  The First Years Inc.                                            287,471

        Motor Homes (1.3%)
19,200  National R.V. Holdings, Inc.*                                   494,400

        Motor Vehicles and Passenger Car Bodies (2.2%)
28,500  Navistar International Corp.*                                   812,250

        Motor Vehicle Parts and Accessories (1.0%)
9,100   Dana Corp.                                                      371,963

        Operative Builders (5.2%)
33,250  D.R. Horton, Inc.                                               764,750
16,750  NVR, Inc.*                                                      798,766
16,200  Toll Brothers, Inc.*.                                           365,513
                                                                      1,929,029
        Prefabricated Metal Buildings & Components (1.3%)
17,400  NCI Building Systems, Inc.*                                     489,375

        Prefabricated Wood Buildings & Components (1.0%)
25,700  American Homestar Corp.*                                        385,500

        Printed Circuit Boards (8.1%)
20,450  Benchmark Electronics, Inc.*                                    748,981
13,200  Jabil Circuit, Inc.*                                            985,050
24,800  Plexus Corp.*                                                   840,100
4,800   Solectron Corp.*                                                446,100
                                                                      3,020,231
        Public Building and Related Furniture (1.2%)
25,000  Virco Manufacturing Corp.                                       459,375

        Refrigeration & Service Industry Machinery (.5%)
4,600   Tennant Co.                                                     189,463

        Retail-Catalog & Mail-Order Houses (1.0%)
3,900   CDW Computer Centers, Inc.*                                     374,156

        Retail-Computer & Prerecorded Tape Stores (1.9%)
37,500  Trans World Entertainment Corp.*                                714,844

        Retail-Family Clothing Stores (1.7%)
35,200  Goody's Family Clothing, Inc.*                                  353,100
12,180  The Buckle, Inc.*                                               292,320
                                                                        645,420
        Retail-Grocery Stores (2.9%)
5,280   Albertson's Inc.                                                336,270
12,290  Safeway Inc.*                                                   748,922
                                                                      1,085,192
        Retail-Variety Stores (3.8%)
26,000  Ames Department Stores, Inc.*                                   702,000
24,000  Fred's Inc.                                                     360,000
4,360   Wal-Mart Stores, Inc.                                           355,067
                                                                      1,417,067
        Rolling Drawing & Extruding of Nonferrous Metals (.9%)
17,200  Mueller Industries, Inc.*                                       349,375

        Savings Institutions, Not Federally Chartered (1.8%)
27,620  Anchor Bancorp. Wisconsin, Inc.                                 662,880

        Services-Advertising Agencies (1.1%)
6,800   WPP Group plc                                                   419,900

        Services-General Medical & Surgical Hospitals (1.3%)
9,600   Universal Health Services, Inc. Class B*                        498,000

        Services-Help Supply Services (.2%)
48,550  Westaff Inc.*                                                    62,500

        Services-Specialty Outpatient Facilities (2.8%)
15,550  Express Scripts, Inc.*                                        1,043,794

        Soap, Detergent, Cleaning Preparations, Perfume,
          Cosmetics (.9%)
13,100  Stepan Co.                                                      348,788

        Surgical & Medical Instruments & Apparatus (1.6%)
12,700  Teleflex Inc.                                                   579,437

        Trucking (1.2%)
16,900  Forward Air Corp.*                                              316,875
16,900  Landair Corp.*                                                  126,750
                                                                        443,625
        Wholesale-Computer & Peripheral Equipment & Software (2.3%)
6,800   Ingram Micro Inc. Class A*                                      237,150
27,600  Pomeroy Computer Resources, Inc.*                               621,000
                                                                        858,150
        Wholesale-Drugs Proprietaries & Druggists' Sundries (2.9%)
21,950  Bindley Western Industries, Inc.                              1,081,037

        Wholesale-Groceries & Related Products (.8%)
11,290  SYSCO Corp..                                                    309,769

        Wholesale-Lumber, Plywood, Millwork & Wood Panels (1.3%)
16,200  Crane Co.                                                       489,037

        Wholesale-Medical, Dental & Hospital Equipment
          & Supplies (1.6%)
13,900  Patterson Dental Co.*                                           604,650

        Wholesale-Metals Service Centers & Offices (1.0%)
13,000  Reliance Steel & Aluminum Co.                                   359,125

        Wholesale-Professional & Commerical Equipment
          & Supplies (.9%)
14,370  Miami Computer Supply Corp.*                                    354,759

        Women's, Misses' and Juniors Outerwear (4.9%)
16,400  Kellwood Co.                                                    410,000
35,530  Tarrant Apparel Group*                                        1,407,876
                                                                      1,817,876
        Wood Household Furniture (1.0%)
21,520  Stanley Furniture Co., Inc.*                                    392,740

             Total Common Stocks (cost: $31,507,639)                 35,743,450

        Warrants (1.0%)
48,864  News Corp. Ltd. ADS warrants*                                   359,150

             Total Warrants (cost: $0)                                  359,150


        Closed-End Funds (2.5%)
28,000  Equus II, Inc.                                                  451,500
44,800  John Hancock Bank & Thrift Opportunity Fund                     478,800

        Total Closed-End Funds (cost: $1,168,744)                       930,300

      Par
      Value  Short Term Investments (.8%)
    $315,00  U.S. Treasury Bill, due 1/21/99 (Cost: $314,204)(1)        314,204

                 Total Investments (cost: $32,990,587) (100%)       $37,347,104

 Shares         Securities Sold Short
 10,200         Bolder Technologies Corp.*                             $126,225
 17,300         CellNet Data Systems, Inc.*                              87,041
    980         Cnet Inc.*                                               52,215
  1,100         Excite, Inc.*                                            46,337
    900         Lycos, Inc.*                                             49,978
    800         MindSpring Enterprises, Inc.*                            48,875
  3,200         N2K Inc.*                                                41,700
 11,500         Omnipoint Corp.*                                        107,094
  4,500         Online System Services, Inc.*                            58,781
  3,000         Open Market, Inc.*                                       35,063
  1,300         RealNetworks, Inc.*                                      46,434
  3,000         SportsLine USA, Inc.*                                    46,969
  2,200         Spyglass, Inc.*                                          48,263
                    Total (proceeds: $793,079)                     $    794,975

 *   Indicates non-income producing security.
(1) Pledged as collateral for open futures contract at December 31, 1998.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
   Investments at market value
            (cost: $32,990,587) (note 1) ...........................$37,347,104
   Receivables:
            Investment securities sold .................................861,197
            Securities sold short ......................................793,079
   Variation margin .....................................................17,850
   Dividends ............................................................11,200
Other assets .............................................................5,331
            Total assets ............................................39,035,761

LIABILITIES:
   Payables:
   Demand note payable to bank (note 5) ..............................1,152,590
   Securities sold short, at value,
            proceeds $793,079 ..........................................794,975
            Investment securities purchased ............................142,367
            Fund shares repurchased .....................................35,416
   Accrued expenses .....................................................69,823
   Accrued management and
            distribution fees ...........................................33,538
            Total liabilities ........................................2,228,709

NET ASSETS: (applicable to 1,809,264
   outstanding shares: 500,000,000 shares
   of $.01 par value authorized) ...................................$36,807,052

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($36,807,052 / 1,809,264) ............................................$20.34

At December 31, 1998, net assets consisted of:
   Paid-in capital .................................................$36,415,087
   Accumulated net realized loss on
            investments ............................................(4,190,738)
   Net unrealized appreciation on investments
            and futures ..............................................4,582,703
                                                                    $36,807,052

STATEMENT OF OPERATIONS
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,399) .........................$   319,020
Interest ............................................................... 38,998
            Total investment income ................................... 358,018

EXPENSES:
Distribution (note 3) ................................................. 423,430
Investment management (note 3) ........................................ 367,537
Interest (note 5) ..................................................... 337,920
Transfer agent ......................................................... 86,482
Shareholder administration (note 3) .................................... 62,140
Custodian .............................................................. 58,355
Professional (note 3) .................................................. 51,893
Registration (note 3) .................................................. 34,382
Directors .............................................................. 10,014
Printing ................................................................ 5,748
Other .................................................................. 13,441
   Total expenses ................................................... 1,451,342
            Fee reductions (note 4) ................................... (4,981)
            Net expenses ............................................ 1,446,361
            Net investment loss ................................... (1,088,343)

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FUTURES:
Net realized loss from security
   transactions ................................................... (2,540,433)
Net realized gain from futures
   transactions ..................................................... 1,912,534
Unrealized appreciation of investments
   and futures during the period ....................................... 11,710
            Net realized and unrealized loss on
            investments and futures ................................. (616,189)
            Net decrease in net assets resulting
            from operations ...................................... $(1,704,532)


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,
                                                                                       1998                1997
OPERATIONS:
   Net investment loss .......................................................... $ (1,088,343)        $ (768,834)
   Net realized gain (loss) from futures transactions .............................  1,912,534            (335,926)
   Net realized gain (loss) from security transactions ............................ (2,540,433)            2,325,898
      Unrealized appreciation of investments and futures during the period ........     11,710            1,258,458
         Net increase (decrease) in net assets resulting from operations .......... (1,704,532)            2,479,596
DISTRIBUTIONS TO SHAREHOLDERS:
   Distribution from net realized gains ($1.78 and $0.75 per share, respectively).. (2,995,505)          (1,388,183)
CAPITAL SHARE TRANSACTIONS:
   Decrease in net assets resulting from capital share transactions (a) ........... (3,266,312)          (6,157,931)
         Total decrease in net assets ............................................. (7,966,349)          (5,066,518)
NET ASSETS:
   Beginning of period ............................................................  44,773,401           49,839,919
   End of period .................................................................. $36,807,052          $44,773,401

(a)         Transactions in capital shares were as follows:
                                           1998                            1997
                                   Shares        Value            Shares          Value
Shares sold .......................109,718     $2,667,221       190,298        $4,598,454
Shares issued in reinvestment of ..144,137      2,794,520        57,687         1,285,837
distributions
Shares redeemed ..................(359,846)    (8,728,053)     (503,800)      (12,042,222)
Net decrease .....................(105,991)   ($3,266,312)     (255,815)      ($6,157,931)

                          Notes to Financial Statements

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing aggressively as set forth in the prospectus, depending on the assessment of economic and market factors, in equity securities, warrants, convertible securities and debt instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Premiums and discounts are amortized in accordance with income tax regulations. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $32,990,587 gross unrealized appreciation and gross unrealized depreciation were $6,712,418 and $2,355,901 respectively at December 31, 1998. Distributions paid to shareholders during the year ended December 31, 1998 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of net operating losses to offset short-term capital gains.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The
Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's

Distributor. For the year ended December 31, 1998, the Fund paid $49,185 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager as commissions for brokerage services. The Fund reimbursed the Investment Manager $20,306 for providing certain administrative and accounting services at cost for the year ended December 31, 1998. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $62,140 for shareholder administration services which it provided to the Fund at cost for the year ended December 31, 1998.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $45,537,339 and $52,650,705, respectively. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the year ended December 31, 1998, the Fund's custodian fees were reduced by $4,981, under such arrangements.

(5) The Fund has a committed bank line of credit. At December 31, 1998, the balance outstanding was $1,152,590 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 1998, the weighted average interest rate was 6.32% based on the balances outstanding during the period and the weighted average amount outstanding was $5,622,424.

(6) At December 31, 1998, the Fund had the following open long futures positions:

Contracts           Futures                    Value     Unrealized Appreciation
  21     S&P 500 Futures expire March 1999   $6,538,875          $228,375


FINANCIAL HIGHLIGHTS
                                                1998               1997              1996             1995            1994
PER SHARE DATA*
Net asset value at beginning of period .......$23.38             $22.96            $25.42           $19.11          $23.13
Income from investment operations:
   Net investment loss ........................(0.61)             (0.38)            (0.73)           (0.81)          (0.55)
   Net realized and unrealized gain
       (loss) on investments ..................(0.65)              1.55              0.99             8.51           (3.28)
     Total from investment operations .........(1.26)              1.17              0.26              7.7           (3.83)
Less distributions:
   Distributions from net realized
       gains on investments ...................(1.78)             (0.75)            (2.72)           (1.39)          (0.19)
   Net increase (decrease) in net asset value .(3.04)              0.42             (2.46)            6.31           (4.02)
Net asset value at end of period .............$20.34             $23.38            $22.96           $25.42          $19.11
TOTAL RETURN ..................................(5.00%)             5.30%             1.00%           40.50%         (16.50%)
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ..$36,807            $44,773           $49,840          $56,340         $45,614
Ratio of expenses to average
   net assets(a) (b) ...........................3.42%              2.81%             2.92%            3.67%           2.92%
Ratio of net investment loss to
   average net assets..........................(2.57%)            (1.48%)           (2.81%)          (2.70%)         (2.43%)
Portfolio turnover rate ..........................97%               260%                31               31            309%

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio excluding interest expense was 2.63%, 2.53%, 2.45% and 2.88% for the years ended December 31, 1998, 1997, 1996 and 1995, respectively. (b) Ratio after custodian fee credits was 3.41% and 2.79% for the years ended December 31, 1998 and 1997, respectively. Prior to 1995, such credits were reflected in the ratio. There were no custodian fee credits for 1996 and 1995.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and  Shareholders  of Bull & Bear Special  Equities Fund,
  Inc.:

    We have audited the accompanying statement of assets and liabilities of Bull & Bear Special Equities Fund, Inc., including the schedule of portfolio investments as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Special Equities Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 15, 1999

Total Return Performance Graphs

Bull & Bear Special Equities Fund
("Fund")


Russell 2000 ("2000")

The 2000 is a small company index that is unmanaged and fully invested in common stocks. The Fund invests in common stocks and may also own fixed income securities, options, and futures. The Performance Graphs cover January 1, 1989 to December 31, 1998, and reflect reinvestment of dividends and distributions. Past performance is not predictive of future performance.


                    [Graph Omitted]

                    Final           Total                     Average
                    Value           Return                    Annual Return
        Fund        $22,451         124.51%                   8.42%
        2000        33,709          237.09                    12.92




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